  EXHIBIT 31.1

  CERTIFICATIONS

  I, Karl B. Gemperli, certify that:
1)       I have reviewed this annual report on Form 10-KSB of Elecsys
         Corporation;
2)       Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3)       Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
4)       The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))
         for the small business issuer and have:
          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
          b)   [omitted in  accordance  with section  III.E.  of SEC Release No.
               34-47986];
          c)   Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report
               our  conclusions   about  the  effectiveness  of  the  disclosure
               controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and
          d)   Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter
               (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and
5)       The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):
          a)   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information; and
          b)   Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

  Date:  July 29, 2005                     /s/ Karl B. Gemperli
                                          --------------------------------------
                                            Karl B. Gemperli
                                            President and Chief Executive
                                             Officer